Exhibit 24
POWER OF ATTORNEY

The undersigned hereby constitutes and appoints each of Christopher A. Rose, Joanne R. Soslow, Bryan S. Keighery, Barry Hurwitz and Ann Reynolds of Morgan, Lewis & Bockius LLP, or either of them acting singly, and with full power of substitution and resubstitution, the undersigned’s true and lawful attorney-in-fact, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to:

1.            prepare, execute and submit for and on behalf of the undersigned any and all forms, schedules, statements and other documents which the undersigned is required to file with the U.S. Securities and Exchange Commission (the “SEC”), including (without limitation) the Form ID (including any amendments thereto) and any other documents necessary or desirable to enable the undersigned to make electronic filings with the SEC of reports required by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended, or any rule or regulation thereunder, or under Rule 144 under the Securities Act of 1933 (“Rule 144”), including Forms 3, 4 and 5, Schedules 13D and 13G, and Forms 144 on the SEC electronic systems for securities filings (EDGAR);

2.            do and perform any and all acts for and on behalf of the undersigned which may be necessary to complete and execute such Forms 3, 4 and 5, Schedules 13D and 13G, and Forms 144, and timely file such report with the SEC and any stock exchange or similar authority; and

3.            take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that no such attorney-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming any of the undersigned’s responsibilities to comply with Section 13 and Section 16 of the Securities Exchange Act of 1934 and the rules thereunder, as amended.

This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of August, 2024.

CapitalG LP

By: CapitalG GP LLC
Its General Partner

By: /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CapitalG GP LLC

By: /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CapitalG II LP

By: CapitalG II GP LLC
Its General Partner

By: /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CapitalG II GP LLC

By: /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CapitalG III LP

By: CapitalG III GP LLC
Its General Partner

By: /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CapitalG III GP LLC

By: /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CapitalG IV LP

By: CapitalG IV GP LLC
Its General Partner

By: /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CapitalG IV GP LLC

By: /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CapitalG 2013 LP

By: CapitalG 2013 GP LLC
Its General Partner

By: /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CapitalG 2013 GP LLC

By: /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CapitalG 2014 LP

By: CapitalG 2014 GP LLC
Its General Partner

By: /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CapitalG 2014 GP LLC

By: /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CapitalG 2015 LP

By: CapitalG 2015 GP LLC
Its General Partner

By: /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CapitalG 2015 GP LLC

By: /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

Alphabet Holdings LLC

By: /s/ Kathryn W. Hall
Name: Kathryn W. Hall
Title: Secretary

Alphabet Inc.

By: /s/ Kathryn W. Hall
Name: Kathryn W. Hall
Title: Assistant Secretary